                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 31, 2001


                        VoiceStream Wireless Corporation.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     000-29667                 91-1983600
----------------------------    ------------------------       -------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


12920 SE 38th Street, Bellevue, Washington                       98006
------------------------------------------                       -----
 (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (425) 378-4000


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 1. Change in Control

        On May 31, 2001, pursuant to the terms of an Agreement and Plan of Merger, dated July 23, 2000, as amended and restated as of February 8, 2001 and amended as of April 13, 2001 ("DT/VoiceStream Merger Agreement"), by and among Deutsche Telekom AG, an Aktiengesellschaft organized and existing under the laws of the Federal Republic of Germany ("DT"), VoiceStream Wireless Corporation, a Delaware corporation ("VoiceStream") and Bega, Inc., a Delaware corporation formed by Deutsche Telekom ("Bega"), Bega was merged with and into VoiceStream (the "DT/VoiceStream Merger") with VoiceStream continuing as the surviving corporation and as a wholly owned subsidiary of DT.

        A copy of the press release announcing the completion of the DT/VoiceStream Merger and setting forth the amount of merger consideration received by VoiceStream stockholders after giving effect to proration and the tax-related adjustments provided for in the DT/VoiceStream Merger Agreement is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

        VoiceStream's stockholders approved the DT/VoiceStream Merger Agreement at a special meeting of VoiceStream stockholders held on March 13, 2001 to vote on the approval and adoption of the DT/VoiceStream Merger Agreement and the Agreement and Plan of Reorganization, dated as of August 26, 2000, as amended and restated as of February 8, 2001, among VoiceStream, Powertel, Inc. and a wholly-owned subsidiary of VoiceStream (the "VoiceStream/Powertel Merger Agreement").

        The number of votes cast for and against the DT/VoiceStream Merger Agreement as well as the number of abstentions and broker non-votes were as follows:

------------------ ------------------ --------------- ---------------------
       For              Against         Abstentions      Broker Non-Votes
------------------ ------------------ --------------- ---------------------
   204,364,572         1,383,309          44,887                0
------------------ ------------------ --------------- ---------------------

        The number of votes cast for and against the VoiceStream/Powertel Merger Agreement as well as the number of abstentions and broker non-votes were as follows:

------------------ ------------------ --------------- ---------------------
       For              Against         Abstentions      Broker Non-Votes
------------------ ------------------ --------------- ---------------------
   205,192,719          550,358            49,951               0
------------------ ------------------ --------------- ---------------------


        The VoiceStream/Powertel Merger Agreement automatically terminated upon the closing of the DT/VoiceStream Merger. As a result of the DT/VoiceStream Merger, DT owns all of the outstanding capital stock of VoiceStream. In addition, the Board of Directors of VoiceStream was changed as a result of the DT/VoiceStream Merger. As of June 1, 2001, the members of the Board of Directors of VoiceStream are:

                              Dr. Karl-Gerhard Eick
                              Jeffrey A. Hedberg
                              Max Hirschberger
                              Kai-Uwe Ricke
                              John W. Stanton
                              Robert R. Stapleton
                              Donald Guthrie

Item 7. Financial Statements and Exhibits.

        (c)     Exhibits

--------------    --------------------------------------------------------------
Exhibit Number    Description of Exhibit
--------------    --------------------------------------------------------------
99.1              Press release dated May 31, 2001.
--------------    --------------------------------------------------------------

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: June 1, 2001                  VOICESTREAM WIRELESS CORPORATION
                                    (Registrant)


                                    By:  /s/ Alan R. Bender
                                        ----------------------------------------
                                        Name:  Alan R. Bender
                                        Title: Executive Vice President, General
                                               Counsel and Secretary